    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1997
                                               REGISTRATION NO. 333-____________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                     DATA PROCESSING RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

                             ----------------------

          California                                         95-3931443
 (State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                          Identification No.)

                             ----------------------

                      4400 MacArthur Boulevard, Suite 600
                        Newport Beach, California 92660
                                 (714) 553-1102
                    (Address of Principal Executive Offices)

                             ----------------------

                     DATA PROCESSING RESOURCES CORPORATION
                       1994 STOCK OPTION PLAN, AS AMENDED
                            (Full title of the plan)

                             ----------------------

                               Michael A. Piraino
                            Chief Financial Officer
                     Data Processing Resources Corporation
                      4400 MacArthur Boulevard, Suite 600
                        Newport Beach, California 92660
                                 (714) 553-1102
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             ----------------------

                                   COPIES TO:
                              James W. Loss, Esq.
                             Elaine R. Levin, Esq.
                               Riordan & McKinzie
                       695 Town Center Drive, Suite 1500
                         Costa Mesa, California  92626
                                 (714) 433-2900


                        CALCULATION OF REGISTRATION FEE

==========================================================================================================
                                                       PROPOSED            PROPOSED
   TITLE OF EACH CLASS OF          AMOUNT              MAXIMUM              MAXIMUM             AMOUNT OF
      SECURITIES TO BE              TO BE           OFFERING PRICE         AGGREGATE          REGISTRATION
         REGISTERED              REGISTERED          PER SHARE(1)       OFFERING PRICE             FEE
----------------------------------------------------------------------------------------------------------
        Common Stock               550,000          $20.00                $11,000,000         $3,333
==========================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457, based on the average of the high and low sales prices of the Company's Common Stock, as reported on the Nasdaq National Market on January 27, 1997.

===============================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT




         Pursuant to General Instruction E to Form S-8 regarding the registration of additional securities, the contents of the Data Processing Resources Corporation Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 28, 1996 (File No. 333-07145) with respect to Data Processing Resources Corporation 1994 Stock Option Plan, As Amended, are incorporated by reference into this Registration Statement. No additional information is required in this Registration Statement that is not in the earlier Registration Statement filed on June 28, 1996 or incorporated by reference into such Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Newport Beach, State of California, on January 27, 1997.

                                      DATA PROCESSING RESOURCES CORPORATION


                                      By:  /s/ Michael A. Piraino
                                           ----------------------------------
                                           Michael A. Piraino
                                           Chief Financial Officer

                               POWERS OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David M. Connell and Michael A. Piraino and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for each person and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

               Signature                                      Title                               Date
               ---------                                      -----                               ----
                                       Chairman of the Board, Chief Executive
                                       Officer, and Director
      /s/ Mary Ellen Weaver            (Principal Executive Officer)                         January 27, 1997
----------------------------------
          Mary Ellen Weaver

                                       President, Chief Operating Officer and
      /s/ David M. Connell             Director                                              January 27, 1997
----------------------------------
         David M. Connell

                                       Senior Vice President, Finance
                                       and Chief Financial Officer
                                       (Principal Financial Officer and
      /s/ Michael A. Piraino           Principal Accounting Officer)                         January 27, 1997
----------------------------------
         Michael A. Piraino

     /s/ J. Christopher Lewis          Director                                              January 27, 1997
----------------------------------
        J. Christopher Lewis

          /s/ Li-San Hwang             Director                                              January 27, 1997
----------------------------------
            Li-San Hwang

          /s/ JoAnn Wagner             Director                                              January 27, 1997
----------------------------------
            JoAnn Wagner

                               INDEX TO EXHIBITS




Sequentially
Numbered
Exhibit                      Description
------------                 -----------
 5.1    Opinion of Riordan & McKinzie, a Professional Corporation

23.1    Consent of Riordan & McKinzie, a Professional Corporation
                 - included in Exhibit 5.1

23.2    Consent of Deloitte & Touche LLP

24.1    Power of Attorney (included on page II-2)